UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 22, 2022

PIMCO Global StocksPLUS & Income Fund

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

811-21734	20-2726382
(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 337-4626

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	PGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Board of Trustees (the “Board”) of PIMCO Global StocksPLUS & Income Fund (the “Fund”) approved removal of a non-fundamental investment disclosure guideline governing the amount of leverage the Fund can maintain and related asset segregation and coverage requirements that are no longer applicable to the Fund, effective immediately. The Fund remains subject to other applicable leverage limitations under Section 18 of the Investment Company Act of 1940, as amended, and related rules. The disclosure change will be reflected in the Fund’s shareholder reports beginning with the Fund’s semi-annual shareholder report on Form N-CSRS for the six-month reporting period ended December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO Global StocksPLUS & Income Fund

By:	/s/ Ryan G. Leshaw
Name:	Ryan G. Leshaw
Title:	Chief Legal Officer

Date: December 22, 2022